                                                                    EXHIBIT 13.1

               CERTIFICATION UNDER SARBANES-OXLEY ACT SECTION 906

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Industrial Development Bank of Israel Limited ("the
Company"), herby certifies, to such officer's knowledge, that:

     The Annual Report on Form 20-F for the year ended December 31, 2008 (the
"Report") of the Company fully complies with the requirements of section 13(a)
or 15(d) of the Securities Exchange Act of 1934 and all information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 22, 2009

                                                     /s/ Uri Galili
                                                     --------------
                                                     General Manager